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                                                                   EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Energy Transfer Partners, L.P. (the "Partnership") on Form 10-Q for the three months ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Michael Krimbill, President, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  January 14, 2004
                                                /s/  H. Michael Krimbill
                                                -------------------------------
                                                H. Michael Krimbill
                                                President


*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Energy Transfer Partners, L.P.